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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 17, 2006

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

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
                000-50916                                         41-1368898
        (Commission File Number)                               (I.R.S. Employer
                                                             Identification No.)

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
            299 MARKET STREET
            SADDLE BROOK, NJ                                        07663
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (201) 712-0090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 17, 2006, Peoples Education, Inc. (f/k/a The Peoples Publishing Group, Inc.), a wholly-owned subsidiary of Peoples Educational Holdings, Inc. (the "Company"), and James J. Peoples, Chairman of Peoples Education, Inc. and the Company, entered into an amendment, effective as of July 31, 2006, of Mr. Peoples' Employment Agreement dated June 30, 2003. A copy of the Amendment to Employment Agreement is filed as Exhibit 10.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     Exhibit 10.1 Amendment to Employment Agreement between Peoples Education, Inc. (f/k/a The Peoples Publishing Group, Inc.) and James J. Peoples, dated September 17, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        PEOPLES EDUCATIONAL HOLDINGS, INC.
                                        (Registrant)


                                        By: /s/ BRIAN T. BECKWITH
                                            ------------------------------------
                                            Name: Brian T. Beckwith
                                            Title: President and Chief Executive
                                                   Officer

Date: September 19, 2006


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